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                                  EXHIBIT 10.15

                          ELEPHANT & CASTLE GROUP INC.
                                 Lease Abstract

1.       PROJECT           Franklin Mills Shopping Centre, Philadelphia,
                           Pennsylvania

2.       TENANT            Elephant & Castle Pennsylvania Group Inc.

3.       STORE AREA        Unspecified Gross Leaseable Area of
                           approximately 15,000 square feet

4.       TRADE NAME        Elephant & Castle and Alamo Grill

5.       USE               For the operation of two full service casual
                           dining restaurants and bars

6.       TERM              10 years

7.       TERM START
           DATE            November 20, 1998

8.       TERM EXPIRY
           DATE            November 19, 2008

9.       MINIMUM RENT      Years 1 - 5: $285,000
                           Years 1 - 10: $313,500

10.      EXTENSION         First Extension Term: 5 years
         PERIODS           Second Extension Term: 5 years
                           Third Extension Term: 5 years

11.      PERCENTAGE        5.00% on sale in excess or $6,000,000 per
                           annum

12.      PREPAID RENT      Nil

13.      SECURITY          Nil
         DEPOSIT

14.      INITIAL PRO-      Nil
         MOTION CHARGE

15.      FIXTURING         150 Days
           PERIOD

ELEPHANT & CASTLE INTERNATIONAL, INC.                    5 GTM/LEH/JAW 042199
ALAMO GRILL  FRANCHISE AGREEMENT                                     475250.5
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16.      LANDLORD          Franklin Mills Associates LLP
         ADDRESS           1300 Wilson Boulevard, Suite 400
                           Arlington, Virginia 22209

17.      GUARANTOR         None

18.      PROPERTY
         MANAGER

19.      LANDLORD TENANT
         ALLOWANCE         $456,000


ELEPHANT & CASTLE INTERNATIONAL, INC.                    5 GTM/LEH/JAW 042199
ALAMO GRILL  FRANCHISE AGREEMENT                                     475250.5